UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue
Hackensack, NJ	07601

(Address of principal executive offices)	(Zip Code)

(201) 651-5140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This current report on Form 8-K of ReGen Biologics, Inc. (the “Company”) contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  Such statements are based on the current expectations and beliefs of the Company and its management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.  There can be no assurance that any assumptions and other factors set forth herein or therein will occur and the Company undertakes no obligation to update such forward-looking information in the future except as required by law.

Item 8.01. Other Events.

The Company has previously disclosed that it was unable to timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2009 and its annual report on Form 10-K for the year ended December 31, 2009.  The Company will also be unable to file its proxy statement in connection with its annual meeting of stockholders and anticipates it will not be able to timely file its quarterly report for the quarter ended March 31, 2010.  The Company does not know when it will be in a position to file the foregoing reports with the Securities and Exchange Commission (the “SEC”).  As previously disclosed, as a result of the decision by the Food and Drug Administration (the “FDA”) to re-evaluate its clearance decision regarding the Company’s Menaflex meniscus implant device, the Company discontinued active marketing in the U.S., terminated or temporarily furloughed most of its U.S. employees, and discontinued regular financial and SEC reporting. The Company has maintained subsistence level operations in order to survive through the ongoing re-evaluation process by the FDA.  During this period, the Company has determined that it is in the best interests of the Company and its shareholders to place substantial vendor and other obligations on hold in order to survive this period of uncertainty. In an effort to keep its investors, vendors and other interested parties informed despite its inability to file its periodic reports, the Company is filing this current report to provide an update on the Company.

Annual Meeting Notice

The Company intends to hold its 2010 Annual Meeting of Stockholders on May 25, 2010 in order to elect the following nominees as directors to each serve for a three year term:

Director Nominees:	Term Expiration
Alan W. Baldwin	2013 Annual Meeting of Stockholders
Gerald E. Bisbee, Jr., Ph.D.	2013 Annual Meeting of Stockholders

Abhi Acharya, Ph.D., William R. Timken, Robert G. McNeil, Ph.D., and J. Richard Steadman, M.D. will each continue to serve on the Company’s board of directors for their respective terms.

If the Company does not obtain quorum at the 2010 Annual Meeting, the meeting will be adjourned until quorum can be obtained and Messrs. Baldwin and Bisbee will continue to serve as directors in accordance with the Company’s bylaws.  The Company is not soliciting proxies in connection with the 2010 Annual Meeting of Stockholders and no additional notices are expected to be made by the Company in advance of the meeting.

The 2010 Annual Meeting of Stockholders will be held at 10:00AM Eastern Time on May 25, 2010 at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Boulevard, McLean, Virginia, 14th Floor.  The Company’s board of directors has fixed the close of business on May 12, 2010 as the record date for us to determine those stockholders entitled to vote at the 2010 Annual Meeting of Stockholders.

FDA Panel Meeting

As previously disclosed, the Food and Drug Administration (the “FDA”) convened a meeting of the Orthopaedic and Rehabilitation Devices Panel (the “Orthopaedic Panel”) of the Medical Devices Advisory Committee on March 23, 2010, in connection with the re-evaluation process of the Company’s Menaflex meniscus implant device.  At the meeting, the Company’s management believes that the Orthopaedic Panel concluded that the Menaflex is reasonably safe and functions effectively as a surgical mesh to reinforce and repair the damaged meniscus. The complete transcript from the meeting, the FDA’s 24 Hour Summary of the meeting and the Company’s response to the FDA’s 24 Hour Summary are available for review on the Company’s website at www.regenbio.com.  The Company expects the FDA to make a determination regarding the regulatory status of the Company’s product within the next few weeks based on preliminary guidance from the FDA.  The Company, however, can provide no assurances as to the timing or nature of the FDA’s determination.

Liquidity and Financing Update

Financing options were severely hindered by the FDA’s decision to re-evaluate the clearance decision for the Company’s Menaflex device.  In order to provide short-term funding, the Company entered into subscription and security agreements with certain investors including Sanderling Ventures and Ivy Capital and their affiliates (the “Noteholders”) in November 2009 for an aggregate principal amount of approximately $2,650,000 in secured convertible notes.  In connection with such financing, the Noteholders agreed to fund their respective commitment on a monthly basis in accordance with a financing schedule previously disclosed.  In accordance with such financing schedule, one remaining tranche is scheduled to be funded in May 2010 in the amount of $100,000.  Under the terms of the subscription and security agreements, the Company may issue additional notes up to $350,000 for an aggregate principal amount of $3 million including existing commitments with the Noteholders.  The Company is also contemplating an expansion of the capacity under this bridge financing structure in order to provide short-term funding.

The Company estimates that it will need additional cash beyond current financing commitments of approximately $250,000 to continue operations through May 2010 and approximately $700,000 to continue operations through June 2010, by which time the Company anticipates a determination will have been made by the FDA.  Substantial additional interim financing will be necessary beyond June 2010 in order to support the Company’s continuing operations and to re-start many aspects of normal operations, including production, financial processes and securities reporting, and U.S. marketing efforts.  In addition, substantial capital will be necessary to address outstanding vendor and other financial obligations.

The Company will also need to negotiate with its creditors to restructure its secured indebtedness, including indebtedness to the Noteholders under the above described bridge financing and to Zimmer Holdings issued in prior debt financing transactions.  Aggregate principal and accrued interest under the Zimmer credit agreements of approximately $8.8 million became due and payable at December 31, 2009. The above described bridge financing has caused substantial dilution.  The warrants issued thereunder priced on April 2, 2010, resulting in the potential exercise of such warrants for 100 million shares of the Company’s common stock at an exercise price of $0.01 per share (assuming the full funding of $3,000,000 under the bridge).  Such warrant pricing also triggered the antidilution provisions in the Company’s January and February 2009 common stock purchase agreements causing the issuance of 16 million shares of common stock to the investors in such financing transactions.  Further, at the same time as such warrant pricing, the notes became due and payable and the Noteholders currently have the right to convert such notes or foreclose on the collateral securing such obligations.  The Noteholders have not notified the Company of any intention to foreclose on the collateral securing the notes.  However, the Company cannot provide any assurances that the Noteholders will not decide to foreclose on such collateral or that such collateral will be sufficient to satisfy the Company’s obligations under the notes.

The Company continues to evaluate its options in order to provide short-term financing to support operations, including the possibility of expanding the above describe bridge financing structure.  The Company intends to continue to update its investors, vendors and other interested parties in the future with other material developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.
By:	/s/ Gerald E. Bisbee, Jr., Ph.D.
Name:	Gerald E. Bisbee, Jr., Ph.D.
Title:	President Chief Executive Officer and Chairman of the Board

Dated: May 13, 2010